UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2022

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	83-1887078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660

Vancouver, Washington 98660

(Address of principal executive offices, including zip code)

(360) 980-8524

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On August 24, 2022, the Board of Directors (the “Board”) of CytoDyn Inc. (the “Company”) approved the appointment of Ryan Dunlap (“Mr. Dunlap”), as a director of the Company, effective August 25, 2022. The Board also expects to appoint Mr. Dunlap as a member of the Board’s Audit Committee. Mr. Dunlap fills the vacancy created by the resignation of Nader Pourhassan on January 24, 2022.

Mr. Dunlap has over 25 years’ experience in finance and operations leadership at both public and private companies, developing significant expertise in strategy setting, improving operational efficiency and effectiveness, fundraising and investor relations, financial reporting and compliance, and risk management. He is currently the Chief Financial Officer at Gurobi Optimization, LLC (“Gurobi”). Prior to joining Gurobi, he spent several years as the CFO and COO for a growth equity-backed molecular diagnostics company. Prior to that he served for four years as the CFO of a publicly traded biotechnology and pharmaceutical sales company. Earlier in his career, Mr. Dunlap held various financial and operational leadership roles in large, multinational organizations, and spent 11 years with various public accounting firms, including PricewaterhouseCoopers LLP, KPMG LLP, and Moss Adams LLP, where he provided business assurance and advisory services to both public and private companies, including companies in the life sciences industry.

There are no transactions in which Mr. Dunlap has an interest requiring disclosure under Item 404(a) of Regulation S-K. There are no family relationships between him and any other executive officer or director of the Company. Mr. Dunlap will be compensated for his services as a director consistent with the Company’s compensation policies for nonemployee directors approved by the Board’s Compensation Committee for fiscal 2023, including annual cash retainers for service as directors and as members of Board committees, and grants of stock options under the Company’s Amended and Restated 2012 Equity Incentive Plan. There is no other arrangement or understanding between Mr. Dunlap and any other persons or entities pursuant to which Mr. Dunlap was appointed as a director of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYTODYN INC.

Date: August 30, 2022	By	/s/ Antonio Migliarese
Antonio Migliarese
Chief Financial Officer